Exhibit 99.1

COMMUNITY HEALTH SYSTEMS ANNOUNCES UPDATE ON SPIN-OFF OF QUORUM HEALTH CORPORATION, SCHEDULED BROADCAST OF FOURTH QUARTER AND YEAR-END 2015 CONFERENCE CALL LIVE ON THE INTERNET AND UPDATE ON SHARE REPURCHASE PROGRAMS

FRANKLIN, Tenn. (January 7, 2016) – Community Health Systems, Inc. (NYSE: CYH) today announced that it is revising the projected timeline to complete its previously announced spin-off of Quorum Health Corporation due to various reasons, including market conditions, and now expects the transaction to be completed during the first half of 2016. On August 3, 2015, Community Health Systems announced its plans to form Quorum Health Corporation by spinning off to its stockholders a group of 38 hospitals and Quorum Health Resources, LLC, a leading hospital management advisory and consulting business. The spin-off is intended to be tax-free to Community Health Systems and its stockholders. Quorum Health Corporation will be an independent, publicly traded company and has applied to have its common stock authorized for listing on the New York Stock Exchange under the symbol “QHC.”

Broadcast of Fourth Quarter and Year-End 2015 Conference Call

The Company also announced today that it will provide an online Web simulcast and rebroadcast of its fourth quarter and year-end 2015 conference call.

The Company will issue a press release announcing its results on Wednesday, February 17, 2016, after the regular close of trading. The conference call is scheduled to begin at 10:00 a.m. Central time, 11:00 a.m. Eastern time, on Thursday, February 18, 2016. A live broadcast of the conference call will be available online at www.chs.net. To listen to the live call, please go to the web site at least 15 minutes early to register, download, and install any necessary audio software. The online replay will follow shortly after the call and continue through March 18, 2016.

During this call, Community Health Systems will review the Company’s financial and operating results for the fourth quarter and year ended December 31, 2015.

Share Repurchase Programs

The Company also announced today that prior to the end of 2015, it had repurchased and retired the maximum 5,000,000 shares of the Company’s common stock authorized for repurchase under the Company’s 2014 Share Repurchase Program at an average price per share of $28.84 and a total cost (including commissions) of $144,400,880 and commenced making purchases under the 2015 Share Repurchase Program. All purchases of the Company’s common stock were made pursuant to the “safe harbor” provisions of Exchange Act Rule 10b-18 and ceased when the Company’s trading window closed in the middle of December.

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CYH Announces Update on Spin-off of Quorum Health Corporation, Scheduled Broadcast of Earnings Conference Call and Update on Share Repurchase Programs

January 7, 2016

As previously disclosed on November 9, 2015, the Board of Directors of the Company approved the 2015 Share Repurchase Program, an open market repurchase program for up to 10,000,000 shares of the Company’s common stock, not to exceed total purchases under the program of $300,000,000. The recently completed 2014 Share Repurchase Program commenced in December 2014.

The 2015 Share Repurchase Program will terminate on the earlier of November 5, 2018, when the maximum number of shares has been repurchased, or when the maximum dollar amount has been expended. The timing and amount of any shares repurchased will be determined by the Company’s management based on its evaluation of market conditions, applicable securities laws requirements, and other factors. The 2015 Share Repurchase Program may be suspended or discontinued at any time.

Advisors

Credit Suisse is serving as Community Health Systems’ financial advisor, and Bass, Berry & Sims PLC and Bradley Arant Boult Cummings LLP are serving as legal advisors to Community Health Systems in connection with the proposed spin-off of Quorum Health Corporation.

About Community Health Systems, Inc.

Community Health Systems, Inc. is one of the largest publicly-traded hospital companies in the United States and a leading operator of general acute care hospitals in communities across the country. Through its subsidiaries, the Company currently owns, leases or operates 196 affiliated hospitals in 29 states with an aggregate of approximately 30,000 licensed beds.

The Company has announced plans for a spin-off transaction to create a new, publicly-traded company, Quorum Health Corporation, with 38 affiliated hospitals and related outpatient services in 16 states, together with Quorum Health Resources, LLC, a subsidiary providing management advisory and consulting services to non-affiliated hospitals. The transaction is expected to close during the first half of 2016.

The Company’s headquarters are located in Franklin, Tennessee, a suburb south of Nashville. Shares in Community Health Systems, Inc. are traded on the New York Stock Exchange under the symbol “CYH.” More information about the Company can be found on its website at www.chs.net.

Forward Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the spin-off transaction, the benefits of the spin-off transaction to either Community Health Systems or Quorum Health Corporation, the tax-free treatment of the spin-off transaction, the anticipated management of the business to be spun off, the market position of the business to be spun off and statements regarding potential share repurchases, transactions and other events and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of the Company and are subject to significant risks and uncertainties. There can be no assurance that the proposed transaction or other future events will occur as anticipated, if at all, or that actual results will be as expected. Actual future events or results may differ materially from these statements. Such differences may result from a number of factors, including but not limited to: the timing and completion of the proposed transaction; a failure to obtain necessary regulatory approvals; a failure to obtain assurances of anticipated tax treatment; a deterioration in the business or prospects of the

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CYH Announces Update on Spin-off of Quorum Health Corporation, Scheduled Broadcast of Earnings Conference Call and Update on Share Repurchase Programs

January 7, 2016

Company or Quorum Health Corporation; adverse developments in the Company’s or Quorum Health Corporation’s markets; adverse developments in the U.S. or global capital markets, credit markets or economies generally; the risk that the benefits of the proposed transaction may not be fully realized or may take longer to realize than expected; the impact of the proposed transaction on the Company’s third-party relationships; the Company’s ability following completion of the spin-off to identify and acquire additional hospitals in larger and more urbanized markets with terms that are attractive to the Company and to integrate such acquired hospitals; changes in regulatory, social and political conditions; and in regards to potential share repurchases, the market price of the Company’s stock prevailing from time to time, the nature of other investment opportunities presented to the Company from time to time, the Company’s cash flows from operations and general economic conditions. Additional risks and factors that may affect results are set forth in the Company’s and Quorum Health Corporation’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, current reports on Form 8-K and quarterly reports on Form 10-Q and Quorum Health Corporation’s Registration Statement on Form 10, as amended. The forward-looking statements speak only as of the date of this communication. Neither the Company nor Quorum Health Corporation undertakes any obligation to update these statements.

Investor Contact:	W. Larry Cash
President of Financial Services and Chief Financial Officer
(615) 465-7000 or Michael J. Culotta Vice President - Investor Relations (615) 465-7037

Media Contact:	Tomi Galin
Senior Vice President, Corporate Communications, Marketing and Public Affairs
(615) 628-6607

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